UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): April 7, 2008
PEOPLES EDUCATIONAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-50916	41-1368898
(Commission File Number)	(I.R.S. Employer Identification No.)

299 Market Street
Saddle Brook, NJ	07663
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (201) 712-0090
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On April 7, 2008, the registrant issued a press release announcing the results of operations for its third quarter and nine months ended February 29, 2008. The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
Exhibits.

Exhibit 99.1	Press Release issued on April 7, 2008, furnished pursuant to Item 2.02 of Form 8-K

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES EDUCATIONAL HOLDINGS, INC. (Registrant)
	By:	/s/ Brian T. Beckwith
		Name:	Brian T. Beckwith
Date: April 7, 2008		Title:	President and Chief Executive Officer

3